UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Midway Gold Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Midway Gold Corp.

Suite 280, 8310 South Valley Highway

Englewood, Colorado 80112

notice of Annual General and Special Meeting of Shareholders

 To all Shareholders of Midway Gold Corp.:

You are invited to attend the 2012 Annual General and Special Meeting (the “Meeting”) of shareholders of Midway Gold Corp. (the “Company” or “Midway”) to be held on May 11, 2012 at 10:00 a.m. (Vancouver time) at the offices of Stikeman Elliott LLP, Suite 1700, Park Place, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8. The purposes of the Meeting are:

Annual General Meeting Matters

▪	To have placed before the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2011 together with the auditors’ report thereon.

▪	To set the number of directors at five (5).

▪	To elect directors to serve until the Company’s 2013 Annual General Meeting of Shareholders or until their successors are duly elected and qualified.

▪	To hold an advisory vote on executive compensation.

▪	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation.

▪	To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year 2012 and to authorize the Board of Directors of the Company to fix the remuneration to be paid to KPMG LLP.

▪	To approve the renewal of the Company’s 2008 Stock Option Plan.

Special Meeting Matters

▪	To approve an ordinary resolution as set forth in Schedule “B” hereto to amend the Company’s Articles and Notice of Articles to create a class of Preferred Shares, without a maximum authorized number, issuable in series, with special rights and restrictions applicable to the class which permit the Board of Directors of the Company to create series and to attach special rights and restrictions to the Preferred Shares of each series if, as and when created.

Other Matters

▪	To transact such other business that may properly come before the Meeting.

Details of the matters proposed to be put before the Meeting are described in the Proxy Statement, which forms part of this Notice of Meeting.

The Midway Board of Directors has fixed March 15, 2012 as the record date for determining Midway shareholders who are entitled to receive notice of and vote at the Meeting. A list of Midway’s registered shareholders as of March 15, 2012 will be available at the Meeting for inspection by shareholders.

YOUR VOTE IS VERY IMPORTANT. Whether or not you are able to attend the Meeting, please submit your vote as soon as possible to ensure that your views are represented at the Meeting.

Registered Shareholders

If you are a registered shareholder of Midway, please complete and return the enclosed form of proxy. To be effective, a proxy must be received by Computershare Investor Services Inc. at:

Proxy Dept., 100 University Avenue,

9th Floor, Toronto Ontario, M5J 2Y1

(Fax: Within North America: 1-866-249-7775

Outside North America: (416) 263-9524)

by not later than 10:00 a.m. (Vancouver time) on May 9, 2012 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the reconvened Meeting. Shareholders who are planning to return the form of proxy are encouraged to review the Proxy Statement carefully before submitting their proxy form. If you decide to attend the Meeting you may, if you wish, revoke the proxy and vote your shares in person. See “Part 1 – Voting – Registered Shareholder Voting Instructions” in the Proxy Statement for further details.

Beneficial (Non-Registered) Shareholders

If you hold shares of Midway through a broker, custodian, nominee or other intermediary, instead of a proxy you will find enclosed a voting instruction form. See “Part 1 – Voting – Beneficial Shareholder Voting Instructions” in the Proxy Statement for instructions on how to ensure your views are represented at the Meeting.

Additional Information about Midway

This Notice of Meeting and the Proxy Statement, the Company’s 2011 Annual Report on Form 10-K, the Company’s 2011 annual audited financial statements and associated management’s discussion and analysis, and additional information with respect to the Company is available on the SEDAR website at www.sedar.com, on the EDGAR website at www.sec.gov/edgar.shtml, and on the Company’s website at www.midwaygold.com.

Shareholders of Midway who wish to receive paper copies of the Company’s 2011 annual audited financial statements and associated management’s discussion and analysis, and/or the Company’s 2011 Annual Report on Form 10-K (excluding exhibits) may make a request to Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Chief Financial Officer, and a copy of the requested documentation will be mailed free of charge.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel Wolfus
Chairman and Chief Executive Officer
Englewood, Colorado
March 7, 2012

Midway Gold Corp.

Suite 280, 8310 South Valley Highway

Englewood, Colorado 80112

Proxy Statement
for
Annual General and Special Meeting of Shareholders
to be Held May 11, 2012

Unless the context requires otherwise, references in this Proxy Statement to “Midway Gold,” “Midway,” the “Company,” “we,” “us,” or “our” refer to Midway Gold Corp.

The information contained in this Proxy Statement, unless otherwise indicated, is as of March 7, 2012.

The Annual General and Special Meeting (the “Meeting”) of shareholders of Midway (the “Shareholders”) will be held on May 11, 2012 at 10:00 a.m. (Vancouver time) at the offices of Stikeman Elliott LLP, Suite 1700, Park Place, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8. The purposes of the Meeting are:

Annual General Meeting Matters

▪	To have placed before the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2011 together with the auditors’ report thereon.

▪	To set the number of directors at five (5).

▪	To elect directors to serve until the Company’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

▪	To hold an advisory vote on executive compensation.

▪	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation.

▪	To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year 2012 and to authorize the Board of Directors of the Company to fix the remuneration to be paid to KPMG LLP.

▪	To approve the renewal of the Company’s 2008 Stock Option Plan.

Special Meeting Matters

▪	To approve an ordinary resolution as set forth in Schedule “B” hereto to amend the Company’s Articles and Notice of Articles to create a class of Preferred Shares, without a maximum authorized number, issuable in series, with special rights and restrictions applicable to the class which permit the Board of Directors of the Company to create series and to attach special rights and restrictions to the Preferred Shares of each series if, as and when created.

Other Matters

▪	To transact such other business that may properly come before the Meeting.

Under our Articles, a quorum of the Meeting is constituted by at least two (2) persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least 5% of the issued Common Shares entitled to be voted at the Meeting. A quorum must be reached before any action may validly be taken at the Meeting. If a quorum is not reached in person or by proxy within 30 minutes of the commencement of the Meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the chairman of the Meeting or the Shareholders entitled to vote at the Meeting, present in person or by proxy, have the power to adjourn the Meeting to the same time and date of the following week. If a quorum is not reached within 30 minutes of the commencement of the adjourned meeting, those present will constitute a quorum.

References to dollars ($) in this Proxy Statement shall mean Canadian dollars unless otherwise indicated. The average exchange rate for the fiscal year ended December 31, 2011 for the conversion of US dollars to Canadian dollars was $0.9891.

We are providing this Proxy Statement and the enclosed form of proxy in connection with the solicitation by management of the Company of proxies for the Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Common Shares on or about March 27, 2012.

Proxies are being solicited in connection with this Proxy Statement by Midway’s management. It is expected that solicitation of proxies will be made primarily by mail but proxies may also be solicited personally or by telephone, email, facsimile, or other communication by directors, officers and employees or agents of Midway without additional salary or compensation. All costs of soliciting proxies and mailing the Proxy Statement and other meeting materials in connection with the Meeting will be borne by Midway.

PART 1 – VOTING

HOW A VOTE IS PASSED

Except for election of directors and “say on frequency”, all of the matters that will come to a vote at the Meeting as described in the Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favor, then the resolution is approved. Abstentions will not be counted for or against a proposal. The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting. The number of positions on the Board (as set at the Meeting) will be filled by the nominees with the most votes. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

WHO CAN VOTE?

Shareholders as of March 15, 2012 (the record date for the Meeting) are entitled to have their views represented at the Meeting. For the purpose of determining how your views may be represented at the Meeting, you must first determine what type of Shareholder you are: a registered Shareholder or a beneficial Shareholder.

Registered Shareholders

You are a registered Shareholder if your Common Shares are held in your personal name and you are in possession of a share certificate that indicates the same.

Beneficial (Non-Registered) Shareholders

A majority of our Shareholders are non-registered. You are a non-registered Shareholder if your Common Shares are held in the name of a nominee/intermediary. If you hold your Common Shares through a bank, a trust company, a brokerage firm or other type of institution, then you are considered a non-registered or beneficial Shareholder. More particularly, a person is a non-registered shareholder in respect of his or her Common Shares where such Shares are held either (a) in the name of the intermediary that the non-registered Shareholder deals with (being securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada, or The Depository Trust Company in the United States) with which the intermediary deals. If your Common Shares are held in the name of a U.S. registered broker-dealer nominee, you need to provide your nominee with specific instructions to vote your Common Shares. See “Broker Non-Votes” below.

Follow the steps in the appropriate category below once you have determined your shareholding type. Please note that only registered Shareholders as at March 15, 2012, or duly appointed proxyholders thereof, are permitted to vote in person at the Meeting.

REGISTERED SHAREHOLDER VOTING INSTRUCTIONS

If you are a registered Shareholder as at March 15, 2012, you may vote in person, by proxy, by telephone or online. If you wish to vote by telephone or internet, please see the form of proxy enclosed for details on protocol.

Voting in Person

If you are able to join us in person for the Meeting, and wish to vote your Common Shares in person, you do not need to complete and return the enclosed proxy. Before the official start of the Meeting on May 11, 2012, please register with the representative(s) from Computershare Investor Services Inc. (“Computershare”), which will be acting as scrutineer at the Meeting. Once you are registered with the scrutineer, your vote will be requested and counted at the Meeting.

For Common Shares that are registered in the name of a corporation, a duly authorized officer of the corporation may attend the Meeting to vote on the corporation’s behalf provided that documentation evidencing such officer’s authority is (a) received by Computershare at the address indicated on the accompanying Notice of Meeting by not later than 10:00 a.m. (Vancouver time) on May 9, 2012 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the reconvened Meeting, or (b) provided at the Meeting to Computershare.

Voting by Proxy

If you are not able to attend the Meeting in person, or if you wish to appoint a representative to vote on your behalf, you have the right to appoint a proxyholder, who may or may not be a Shareholder of the Company, to represent you at the Meeting. To do so, use the enclosed form of proxy or another proper form of proxy.

The persons named in the accompanying form of proxy are directors or officers of the Company and are nominees of management. You can choose to have management’s appointee vote your Common Shares or you may appoint a person of your choice by striking out the printed names and inserting the desired person’s name and address in the blank space provided. Complete the balance of the proxy, sign it and return it to Computershare. Please note that your vote can only be counted if the person you appointed attends the Meeting and votes on your behalf and the proxy has been properly completed, executed and delivered.

You may not vote both by proxy and in person. If you have voted by proxy, you will not be able to vote your Common Shares in person at the Meeting, unless you revoke your proxy (see “Revoking Your Voting Instructions” below). Return your completed proxy by mail to Computershare or by fax or online by not later than 10:00 a.m. (Vancouver time) on May 9, 2012 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the reconvened Meeting.

BENEFICIAL SHAREHOLDER VOTING INSTRUCTIONS

Regulatory policies require nominees/intermediaries to seek voting instructions from beneficial shareholders in advance of shareholder meetings. Beneficial shareholders have the option of (a) not objecting to their nominee/ intermediary disclosing certain ownership information about themselves to the Company (such beneficial shareholders are designated as non-objecting beneficial owners, or “NOBOs”) or (b) objecting to their nominee/intermediary disclosing ownership information about themselves to the Company (such beneficial shareholders are designated as objecting beneficial owners, or “OBOs”).

Mailing to Non-Objecting Beneficial Owners or NOBOs

In accordance with the requirements of the Canadian Securities Administrators, Midway has caused its agent to distribute copies of this Proxy Statement and proxy materials directly to beneficial Shareholders who are NOBOs. These materials are being sent to both registered and non-registered Shareholders. If you are a non-registered shareholder, and Midway or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the nominee/intermediary holding the Common Shares on your behalf.

By choosing to send the proxy materials to NOBOs directly, Midway (and not the nominee/intermediary holding Common Shares on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the voting instruction form enclosed with the mailing you receive.

Mailing to Objecting Beneficial Owners or OBOs

In accordance with the requirements of Canadian Securities Administrators, Midway is distributing copies of this Proxy Statement and proxy materials to clearing agencies and nominees/intermediaries for onward distribution to beneficial Shareholders who are OBOs.

Intermediaries have obligations to forward meeting materials to the OBOs, unless otherwise instructed by the holder (and as required by regulation in some cases, despite such instructions). Generally, nominees/intermediaries will provide OBOs with either: (a) a voting instruction form for completion and execution by the OBO, or (b) a proxy form executed by the nominee/intermediary and restricted to the number of shares owned by the OBO, but not otherwise completed. These are procedures to permit the OBO to direct the voting of the Common Shares which they beneficially own.

Voting in Person

If you are able to join us in person for the Meeting, and wish to vote your Common Shares in person, insert your own name in the space provided on the enclosed voting instruction form or form of proxy and carefully follow the signing and return instructions, or other method of response, provided therein. If you do not properly follow such instructions provided, or do not provide your response within the indicated timeframe, you may not be able to vote your Common Shares at the Meeting. Before the official start of the Meeting on May 11, 2012 (or such other date to which the Meeting may be adjourned), please register with the representative(s) from Computershare.

Most nominees/intermediaries now delegate responsibility for obtaining instructions from OBOs to Broadridge Investor Communications Solutions, Inc. (“Broadridge”). Broadridge typically prepares a voting instruction form, which is mailed to OBO and requested to be returned to Broadridge, usually by way of mail, telephone or online. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting by proxies for which Broadridge has solicited voting instructions. An OBO who receives a Broadridge voting instruction form cannot use that form to vote Common Shares in person at the Meeting. Should an OBO who receives a Broadridge voting instruction form wish to attend the Meeting in person, the OBO may request a legal proxy as set forth in the voting instruction form, which will grant the OBO the right to attend and vote at the Meeting. The voting instruction form must be returned to Broadridge (or instructions respecting the voting of Common Shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have your views represented at the Meeting. Please carefully review the instructions on the voting instruction form for completion and deposit. If you have any questions respecting the voting of Common Shares held through Broadridge, please contact your nominee/intermediary directly for assistance.

To Vote by Proxy

The materials distributed by Midway’s agent to NOBOs include a voting instruction form. A NOBO may vote a voting instruction form in his or her own name at any time by mail, telephone or online in accordance with the instructions appearing on the enclosed voting instruction form. Computershare will tabulate the results of the votes received from NOBOs in accordance with the instructions appearing on the enclosed voting instruction form and will provide appropriate instructions at the Meeting with respect to those votes. Please carefully review the instructions on the voting instruction form for completion and deposit.

Generally, if you are an OBO, you will either:

1.	be given a voting instruction form, which is not signed by your nominee/intermediary, and which when properly completed and signed by you and returned to your nominee/intermediary in adequate time to be forwarded by your nominee/intermediary to Computershare by not later than 10:00 a.m. (Vancouver time) on May 9, 2012, will constitute voting instructions, which your nominee/intermediary must follow; or

2.	be given a proxy which has already been signed by your nominee/intermediary (typically by a facsimile, stamped signature), which describes the number of Common Shares you beneficially own, but which is otherwise not completed. Because your nominee/intermediary has already signed the form of proxy, you are not required to sign this form of proxy when depositing it. If you wish to submit the proxy, complete the form of proxy and deposit it with Computershare at the address indicated on the accompanying Notice of Meeting by not later than 10:00 a.m. (Vancouver time) on May 9, 2012.

Whether you choose to vote your beneficially held Common Shares by proxy or voting instruction form or in person, you must carefully follow the instructions that accompany either the proxy or voting instruction form, including those regarding when and where the proxy or voting instruction form is to be delivered, and the deadline for delivery.

You may not vote both by proxy or voting instruction form and in person. If you have voted by proxy or voting instruction form, you will not be able to vote your Common Shares in person at the Meeting, unless you revoke your proxy or voting instruction (see “Revoking Your Voting Instructions” below).

REVOKING YOUR VOTING INSTRUCTIONS

If you want to revoke a proxy after you have delivered it, you can do so at any time before it has been acted upon. If you are a registered Shareholder, you may do this by (a) attending the Meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 p.m. (Englewood time) on the last business day before the day of the Meeting, or any adjournment thereof, or delivered to the person presiding at the Meeting before it (or any adjournment) commences. If you revoke your proxy and do not replace it with another that is deposited with us before the deadline, you can still vote your Common Shares but to do so you must attend the Meeting in person.

If you are an OBO, follow the procedures provided by your nominee/intermediary to revoke your voting instructions carefully.

EXERCISE OF DISCRETION BY PROXY HOLDERS

You may indicate on your form of proxy or voting instruction form how you wish your proxyholder to vote your Common Shares. To do this, simply mark the appropriate boxes on the form of proxy or voting instruction form. If you do this, your proxyholder must vote your Common Shares in accordance with the instructions you have given. If you do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Common Shares as he or she thinks fit.

If you have appointed the persons designated by management in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your Common Shares at the Meeting as recommended by management, namely:

FOR setting the number of directors at five (5);

FOR the election of the proposed nominees as directors;

FOR the resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers;

FOR the resolution to approve the proposal of “THREE YEARS” as the frequency of future Shareholder advisory votes on executive compensation;

FOR the re-appointment of KPMG LLP as the Company’s auditor for the fiscal year 2012 and to authorize the Board to fix the remuneration to be paid to KPMG LLP;

FOR the resolution to approve the renewal of the Company’s 2008 Stock Option Plan; and

FOR the resolution to approve the amendment of the Company’s Articles and Notice of Articles to create a class of Preferred Shares, without a maximum authorized number, issuable in series, with special rights and restrictions applicable to the class which permit the Board to create series and to attach special rights and restrictions to the Preferred Shares of each series if, as and when created.

For more information about these matters, see Part 3 - The Business of the Meeting. The enclosed form of proxy or voting information form may give the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting. At the time of printing this Proxy Statement, the management of Midway is not aware of any other matter to be presented for action at the Meeting. If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy or voting information form will (if permitted in accordance with applicable law) vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy or voting information form with respect to such matters.

BROKER NON-VOTES

In the United States, brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares at their discretion on routine matters, but not on non-routine matters. Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers may not vote shares held in street name for their customers in relation to this item of business without direction from their customers. Brokers may also not vote shares held in street name for their customers in relation to the stock option plan renewal without direction from their customers.  The appointment of the Company's auditors for the 2012 fiscal year is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers in relation to this item of business.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

PART 2 - VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Midway has authorized capital of an unlimited number of common shares. Each Shareholder is entitled to one (1) vote for each Common Share registered in his or her name at the close of business on March 15, 2012, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the Meeting. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

At the close of business on March 7, 2012, 113,989,083 of our Common Shares were outstanding. To the knowledge of our directors and officers, there is no one person or company who or which beneficially owns, directly or indirectly, or exercises control or direction over Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares.

PART 3 - THE BUSINESS OF THE MEETING

PROPOSALS 1 & 2 – NUMBER AND ELECTION OF DIRECTORS

WHAT AM I VOTING ON?

Under the Articles of the Company, the number of directors may be fixed or changed from time to time by ordinary resolution but shall not be fewer than three (3). There are currently five (5) directors and five (5) nominees are proposed by management for election as directors at the Meeting.

Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR setting the number of directors at five (5).

The Board has nominated five (5) of the current Board members for election at the Meeting, to hold office until the 2013 Annual General Meeting:

▪	Daniel E. Wolfus
▪	Kenneth A. Brunk
▪	Roger A. Newell
▪	John W. Sheridan
▪	Frank S. Yu

Each of the nominees has agreed to stand for election and we are not aware of any intention of any of them not to do so. Directors of Midway are elected for a term of one (1) year. The term of office of each of the nominees proposed for election as a director will expire at the Meeting, and each of them, if elected, will serve until the close of the next annual general meeting, unless he or she resigns or otherwise vacates office before that time. The persons named above will be presented for election at the Meeting as management’s nominees for the Board of Directors, and the persons named in the enclosed form of proxy intend to vote for the election of these nominees.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to Midway’s directors and executive officers at December 31, 2011, with the exception of John W. Sheridan who was appointed as a director of Midway subsequent to December 31, 2011. The term for each director expires at Midway’s next annual general meeting or until his or her successor is appointed. The ages of the directors and executive officers are shown as of March 7, 2012.

Name, Current Position and Province or State of Residence(1)	Principal Occupation	Director or Officer Since	Age
Daniel E. Wolfus (5) Chairman, Chief Executive Officer and Director California, USA	Executive Chairman and Chief Executive Officer of the Company since December 23, 2009.	November 21, 2008	66
Kenneth A. Brunk(5) President, Chief Operating Officer and Director Colorado, USA	President and Chief Operating Officer of the Company since May 12, 2010. From March 25, 2008 to May 11, 2009 Senior Vice President and Chief Operating Officer of Romarco Minerals Inc.; from December 2001 to January 2007 President and Chief Executive Officer of Harrison Western Group which provided engineering services, process technology, mining and construction services to the mining industry.	May 12, 2010	66
Fritz K. Schaudies Chief Financial Officer Colorado, USA	Chief Financial Officer of the Company since March 18, 2011. From 2007 to 2011 Consultant to an emerging mining company’s start-up in Mexico.	March 18, 2011	62
Roger A. Newell, PhD (2)(3)(4) (5) (6) Director Colorado, USA	President and a director of Lake Victoria Mining Company Inc. since June 2008, and a Director and Executive Vice President of Kilimanjaro Mining Company since October 2007.	December 23, 2009	69
John W. Sheridan (2) (3) (4) (5) (6) Director Vancouver, Canada	President and Chief Executive Officer of Ballard Power Systems since February 22, 2006.	February 28, 2012	57
Frank S. Yu (2) (3) (4) (5) (6) Director Nevada, USA	Retired Businessman.	November 21, 2008	62

(1)	The information as to residence and principal occupation, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually.
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee
(4)	Member of the Corporate Governance and Nominating Committee
(5)	Member of the Disclosure Committee
(6)	Independent director.

The following is a description of the business background of the directors and executive officers of the Company.

Daniel E. Wolfus – Chairman, Chief Executive Officer and Director. Mr. Wolfus gained over 28 years of investment banking experience, firstly with E.F. Hutton & Co., where Mr. Wolfus became a partner and Senior Vice President in charge of the West Coast Corporate Finance Department, followed by his tenure as Chairman, CEO and chief organizer of Hancock Savings Bank in Los Angeles. During his term with Hancock Savings Bank, it grew to $225 million in assets before its sale in 1997. Mr. Wolfus earned a MBA in Finance and a BA in Economics at the University California, Los Angeles. From 1997 until it was dissolved in May 2008, Mr. Wolfus was the owner, president and publisher of a nationwide publication named “Estylo” for the Hispanic Market. He is currently a director of Melkior Resources Inc. (TSX-V) and EMC Metals Corp. (TSX). Mr. Wolfus also serves in various charitable and non-profit organizations in the United States. Mr. Wolfus has served as a director of Midway since November 21, 2008 and on December 16, 2009 Mr. Wolfus was appointed Chairman and Chief Executive Officer of Midway and he devotes approximately 100% of his professional time on Midway business.

For the following reasons the Board concluded that Mr. Wolfus should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Wolfus’ extensive experience in the finance and banking industry give him a unique skill set that is important to the Company’s financial management and financing activities. Further, Mr. Wolfus’ experience on the board of directors of several other small mining companies, gives him the management experience necessary to be the Company’s Chairman.

Kenneth A. Brunk – President, Chief Operating Officer and Director. Mr. Brunk has served as our President and Chief Operating Officer since May 12, 2010 when he replaced Alan Branham in that role. Mr. Brunk dedicates 100% of his working time to the business of Midway. Mr. Brunk, a Qualified Person as defined in Canadian National Instrument 43-101, holds a degree in Metallurgical Engineering from Michigan Technological University and throughout his 43 year career has conducted numerous feasibility studies and has as well been responsible for designing, constructing, staffing and operating multiple mining operations and improving process efficiencies around the world. Prior to joining Midway, Mr. Brunk served as Chief Operating Officer of Romarco Minerals Inc., where he led Romarco Minerals Inc. through the feasibility study on its Haile Gold Mine project. Mr. Brunk’s efforts aided in elevating Haile from a prospective exploration effort to a successful world-class mine development project. Previously, as Senior Vice President and Senior Technical Officer at Newmont Mining Company, Mr. Brunk was responsible for all of the technical functions of the operating, mine planning, metallurgical development, projects, and engineering groups within Newmont Mining Company. Mr. Brunk has been an officer since May 12, 2010 and a director since December 6, 2010.

For the following reasons the Board concluded that Mr. Brunk should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Brunk’s extensive management experience in mining operations in the United States and in particular, Nevada, enables him to provide operating insights to the Board. Further, his training and experience as a metallurgical engineer allow him to bring technical expertise in regard to mine development and operations to the Board. Mr. Brunk has experience on the boards of other development and production mining companies, technology companies, professional organizations and charitable groups.

Fritz K. Schaudies – Chief Financial Officer. Mr. Schaudies is a registered CPA in Colorado, holds an MBA from Boise State University, completed extensive work towards a M.S. in Accounting at the University of Colorado, holds an undergraduate degree in Accounting from Wheeling College and an undergraduate degree in Botany from the Ohio University. Mr. Schaudies has served as the Chief Financial Officer of Midway since March 18, 2011. Mr. Schaudies has more than 35 years of experience in the mining industry. For four (4) years prior to joining Midway, Mr. Schaudies was a consultant to an emerging mining company’s start-up and operation of a gold mine in the State of Sonora, Mexico. Prior to that, Mr. Schaudies held various positions with Newmont Mining Company, Echo Bay Mines Ltd., Arch Mineral Company, Morrison Knudsen Corporation, and the Consolidation Coal Company (now Consol Energy).

Roger A. Newell, PhD – Director. Dr. Newell holds a Ph.D. in Mineral Exploration from Stanford University, and has more than 40 years of experience in the mining industry. Dr. Newell also holds a M.Sc. in Geology from the Colorado School of Mines and is a past president of the Alumni Association. Dr. Newell is renowned internationally for recognizing the potential of the Carlin Trend in Nevada. Under his direction, Newmont Mining Company established new exploration programs in Nevada, which ultimately lead to Newmont Mining Company becoming the world’s largest gold producer, with Nevada operations yielding over 1,000,000 ounces per year. Dr. Newell served as Vice President of Development for Capital Gold Corp. from 2000 to 2007. He was President of Capital Gold Corp.’s Mexican subsidiary, Minera Santa Rita, where he was responsible for bringing the company’s El Chanate gold mine into production. He continued to serve as a member of Capital Gold Corp.’s Board of Directors until November 2009. Prior to his time at Capital Gold Corp., he served as Exploration Manager/Senior Geologist for Newmont Mining Company; Exploration Manager for Gold Fields Mining Company; and Vice President - Development, for Western Exploration Company. He joined Kilimanjaro Mining Company in October, 2007 as a Director and Vice President of Exploration and is President and a Director of Lake Victoria Mining Company Inc.

For the following reasons the Board concluded that Dr. Newell should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Dr. Newell’s experiences at Newmont Mining Company in establishing exploration programs in Nevada bring to the Board extensive insight to the proper management and direction of the Company’s Nevada properties. Further, Dr. Newell’s experience in management of several other mining companies, both large and small, brings essential risk management skills to the Board.

John W. Sheridan – Director. Mr. Sheridan was appointed as a director of Midway on February 28, 2012. Mr. Sheridan was appointed President and Chief Executive Officer of Ballard Power Systems on February 22, 2006. He was previously Chair of the Board (June, 2004 to February 22, 2006). Mr. Sheridan is a prominent leader in Canada’s business community with a strong track record of success in diverse challenges. Over the course of his 24 year career with Bell Canada, he rose to high impact officer roles including Group Vice President of Business Development, Vice Chairman as well as President and Chief Operating Officer. In between his positions within Bell Canada, Mr. Sheridan served as CEO of Encom Cable TV and Telecommunications in the UK. He was recognized as an innovative leader in the industry and elected Vice-Chairman of the UK Cable Communication Association in 1994. Mr. Sheridan has extensive experience in corporate governance, as a director, committee chair and board chair of numerous companies in Canada, the USA, and the UK including Bell Canada, Manitoba Telecom Services Inc. and Sun Media Corporation. He currently serves as Chairman of the Board of Dantherm Power Inc., and is a Board member at Ballard Power Systems and Automotive Fuel Cell Cooperation. He also serves as a member of the Premier’s Technology Council and as Chair of the Canadian Hydrogen and Fuel Cell Association. Mr. Sheridan holds a Bachelor of Environmental Studies from the University of Waterloo, a Bachelor of Arts from Wilfrid Laurier University’s School of Business and Economics, and a Master of Arts in Economics from Queen’s University. He has also completed Executive Development Programs at Western Ontario University, Queen’s University, the University of Southern California and Harvard Business School.

For the following reasons the Board concluded that Mr. Sheridan should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Sheridan’s experience as an executive in the private sector with both large and growing companies as well as his experience in corporate governance brings a broad management skill set to the Board.

Frank S. Yu – Director. Outside of his directorship for Midway, Dr. Yu has been retired and acting as a private investor since 2001. Before retirement, Dr. Yu was a senior engineering executive with over 20 years of technical and management positions in major and start-up computer and communication companies. He earned a Ph.D. in Computer Science at Stanford University and he has been involved with both communication and computer server companies which were later taken public or acquired. Dr. Yu has served as a director of Midway since November 21, 2008.

For the following reasons the Board concluded that Dr. Yu should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Dr. Yu’s background as an engineering executive with years of technical and management experience in start-up companies brings to the Board a unique skill set regarding small company growth and management issues.

DIRECTOR COMPENSATION – 2011

In 2011, the Company paid its independent directors fees aggregating $46,611. The Company paid its independent directors a flat fee of US$500 per meeting attended in the first quarter of 2011. Thereafter, the Company paid its independent directors an annual cash retainer fee. For 2012, Mr. John W. Sheridan’s annual fee is US$19,000, Dr. Roger A. Newell’s annual fee is US$18,000 and Dr. Frank S. Yu’s annual fee is US$19,000. The directors are entitled to be reimbursed for reasonable expenditures incurred in performing their duties as directors. In addition, Midway does, from time to time, grant options to purchase Common Shares to the directors. In January, 2011, each director was granted, 125,000 stock options at an exercise price of $0.95 and in October, 2011, 250,000 stock options at an exercise price of $2.10.

The table below summarizes the compensation of our independent directors for the fiscal year ended December 31, 2011:

	Fees Earned or			Non-Equity	Non- Qualified
Name	Paid in Cash ($)	Share Awards ($)	Option Awards (1) ($)	Incentive Plan Compensation ($)	Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
George T. Hawes (2)	$14,218	Nil	$493,360	Nil	Nil	Nil	$507,579
Roger A. Newell	$15,826	Nil	$493,360	Nil	Nil	Nil	$509,186
Frank S. Yu	$16,567	Nil	$493,360	Nil	Nil	Nil	$509,928

(1)	This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during the fiscal year ended December 31, 2011. There was no cash compensation paid to any of the independent directors disclosed in the above table in connection with “option-based awards”. The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and Section 3870 of the CICA Handbook and will be recognized over the vesting term of the option. The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

(2)	Mr Hawes resigned as director from Midway’s Board effective November 15, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Option Awards						Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
George T.	200,000	Nil	Nil	0.56	01/07/2014	Nil	Nil	Nil	Nil
Hawes	200,000	Nil	Nil	0.58	06/17/2015	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	0.95	01/13/2016	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	2.10	10/25/2016	Nil	Nil	Nil	Nil

Roger A. Newell	200,000	Nil	Nil	0.58	06/17/2015	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	0.95	01/13/2016	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	2.10	10/25/2016	Nil	Nil	Nil	Nil

Frank S. Yu	200,000	Nil	Nil	0.56	01/07/2014	Nil	Nil	Nil	Nil
	200,000	Nil	Nil	0.58	06/17/2015	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	0.95	01/13/2016	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	2.10	10/25/2016	Nil	Nil	Nil	Nil

OPTION EXERCISES AND SHARES VESTED IN 2011

	Option Awards		Share Awards		Option-based Awards – Value Vested during the year (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	($)
George T. Hawes	Nil	Nil	Nil	Nil	45,000
Roger A. Newell	Nil	Nil	Nil	Nil	45,000
Frank S. Yu	Nil	Nil	Nil	Nil	45,000

(1)	The value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vesting shares.

CONFLICTS OF INTEREST

The directors of Midway are required by law to act honestly and in good faith with a view to the best interests of Midway and to disclose any interests which they may have in any project or opportunity of Midway. If a conflict of interest arises at a meeting of the Board, any director in a conflict will disclose his interest and abstain from voting on such matter. In determining whether or not Midway will participate in any project or opportunity, that director will primarily consider the degree of risk to which Midway may be exposed and its financial position at that time.

To the best of Midway’s knowledge, there are no known existing or potential conflicts of interest among Midway, its promoters, directors, officers or other members of management of Midway as a result of their outside business interests except that certain of the directors, officers, promoters and other members of management serve as directors, officers, promoters and members of management of other public companies, and therefore it is possible that a conflict may arise between their duties as a director, officer, promoter or member of management of such other companies.

The directors and officers of Midway are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and Midway will rely upon such laws in respect of any directors’ and officers’ conflicts of interest or in respect of any breaches of duty by any of its directors or officers. Such directors or officers, in accordance with the Business Corporations Act (British Columbia), will disclose all such conflicts and they will govern themselves in respect thereof to the best of their ability in accordance with the obligations imposed upon them by law.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No individual who is or who at any time during the year ended December 31, 2011 was a director or executive officer of the Company, a proposed nominee for election as a director of the Company, an associate of any such director, officer or proposed nominee is, or at any time since the beginning of the last completed financial year has been, indebted to the Company or any of its subsidiaries and no indebtedness of any such individual to another entity is, or has at any time since the beginning of such year been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

FAMILY RELATIONSHIPS

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

ARRANGEMENTS BETWEEN OFFICER AND DIRECTORS

To our knowledge, there are no arrangements or understandings between any of our officers and any other person, including directors, pursuant to which the officer or director was selected to serve.

LEGAL PROCEEDINGS, CEASE TRADE ORDERS AND BANKRUPTCY

As of the date of this Proxy Statement, no director or executive officer of Midway and no shareholder holding more than 5% of any class of voting securities in Midway, or any associate of any such director, officer or shareholder is a party adverse to Midway or any of our subsidiaries or has an interest adverse to Midway or any of our subsidiaries.

No director or executive officer of Midway is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Midway), that:

(a)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No director or executive officer of Midway, and no shareholder holding a sufficient number of securities of Midway to affect materially the control of Midway:

(a)	is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including Midway) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)	has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder;

(c)	has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(d)	has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No director or executive officer of Midway, and no shareholder holding a sufficient number of securities of Midway to affect materially the control of Midway has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

CORPORATE GOVERNANCE

Regulation 14A under the United States Securities Exchange Act of 1934, as amended, and National Instrument 58-101 (“NI 58-101”) Disclosure of Corporate Governance Practices of the Canadian Securities Administrators requires the Company to annually disclose certain information regarding its corporate governance practices. Those practices are as follows:

STRUCTURE OF BOARD OF DIRECTORS

The Articles of the Company require the Board to have at least three (3) directors. The current Board is comprised of five (5) directors.

DIRECTOR INDEPENDENCE

We had four (4) directors as of December 31, 2011, including two (2) independent directors:

▪	Daniel E. Wolfus
▪	Kenneth A. Brunk
▪	Roger A. Newell (independent)
▪	Frank S. Yu (independent)

John W. Sheridan (independent) was appointed to the Board as a third independent director on February 28, 2012.

Composition of the Board

Director	Independent or Not Independent	Directorships of other public companies	Attendance at board meetings
Daniel E. Wolfus(1)	Not independent	Melkior Resources Inc. and EMC Metals Corp.	13
Kenneth A. Brunk(1)	Not independent	None	12
Roger A. Newell	Independent	Lake Victoria Mining Company	11
John W. Sheridan(2)	Independent	Ballard Power Systems	None
Frank S. Yu	Independent	None	10
George T. Hawes(3)	Independent	N/A	12

(1)	Mr. Wolfus is the Chief Executive Officer of the Company and Mr. Brunk is the Chief Operating Officer of the Company and, therefore, are not independent.
(2)	There were 13 Board meetings in 2011. Mr. Sheridan became a director on February 28, 2012 and did not attend any meetings in 2011.
(3)	Mr. Hawes resigned from the Board effective November 15, 2011, and as a result did not attend one meeting held in 2011 after such date.

The Company’s Board has determined that Roger A. Newell, Frank S. Yu and John W. Sheridan are independent directors of the Company based on the definition of independence under NI 58-101 and section 803A of the NYSE Amex Equities Company Guide and that Daniel E. Wolfus and Kenneth A. Brunk, being officers and employees of the Company, are not independent.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE OF ANNUAL GENERAL MEETING

During the fiscal year ended December 31, 2011, the Board held 13 meetings. None of the incumbent directors attended fewer than 75% of the Board meetings.

Directors are not required to attend the Meeting. Two (2) directors attended last year’s Annual General and Special Meeting of the Shareholders.

MEETING OF INDEPENDENT DIRECTORS

Independent directors meet as often as necessary to fulfill their responsibilities, including at least annually in executive sessions without the presence of non-independent directors and management. The independent directors also meet without the non-independent directors through their service on the Audit Committee and Compensation Committee. Independent directors of the Board are also encouraged to express their views in an open and candid manner at all meetings of the Board.

ROLES AND RESPONSIBILITIES OF THE BOARD

In compliance with the requirements of the Business Corporations Act (British Columbia), under which the Company was incorporated, the directors are elected by the Shareholders to manage, or supervise the management of, the business and affairs of the Company. In exercising their powers and discharging their duties, they are required to act honestly and in good faith with a view to the best interests of the Company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Responsibilities

▪	To act honestly and in good faith with a view to the best interests of the Company.
▪	To exercise the care, diligence and skill that reasonably prudent persons would exercise in comparable circumstances.
▪	To consider opportunities and risks of the business and strategic alternatives, and to select and approve an annual strategic plan.
▪	To approve an annual operating plan and any capital budget plans.
▪	To ensure that the Company has effective internal control and management information systems.
▪	To select a chief executive officer, approve all key executive appointments, and to monitor the executive development process to ensure management continuity.
▪	To satisfy itself as to the integrity of the executive officers and to ensure that they create a culture of integrity throughout the Company.
▪	To make certain that the technical basis of business decisions is sound, so as to prevent, to the greatest extent possible, economic or other error.
▪	To ensure that the Company has the financial and other resources sufficient to meet its commitments to contractors, employees, and other stakeholders.
▪	To take action, separate from management, on issues that by law or practice require the independent action of the Board or one of its committees.
▪	To ensure that the Company has effective programs in place to provide a safe work environment, to employ sound environmental practices, and to operate in accordance with applicable laws, regulations and permits.
▪	To ensure that the Company has an effective communications policy with regard to investors, employees, the communities in which it operates and the governments of those communities and, through its Chairman, receive and consider responses and other communications.

The Company has no written position description for the Chairman of the Board.

The Company has adopted Charters for each Board committee, in which the duties of the Chair of such committees are set forth, except with respect to the Compensation Committee, for which the Company does not have a written position description for the Chair. Copies of the Charters for such Board committees may be found on the Company’s website at www.midwaygold.com.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Chief Financial Officer, at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; telephone (720) 979-0900; fax (720) 979-0898. The Chief Financial Officer will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Chief Financial Officer will review all communications before forwarding them to the appropriate Board member.

ORIENTATION AND CONTINUING EDUCATION

The Board has not established a formal orientation policy for new members of the Board but ensures that new directors are briefed with the policies of the Board and other relevant corporate and business information. The current directors are experienced in boardroom procedures and corporate governance and have a good understanding of the Company’s business. The Board will provide continuing education opportunities for all directors as such needs arise so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company’s business remains current.

NOMINATION OF DIRECTORS

The Company does not have a formal policy with respect to evaluation of nominees, however, it has been the Company’s practice to seek to compose a Board which brings a full complement of skills and attributes and experience to the Company and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the precious metals mining industry, sound business experience, government relations experience, investor relations experience, sales and marketing experience, and knowledge of the precious metals industry. Each candidate is not expected to have each of these elements but rather the Corporate Governance and Nominating committee seeks to nominate a group of directors which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications. Additionally, each nominee is expected to display a commitment to good governance and the protection of shareholders interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors are also evaluated on the basis of their attendance record and their dedication to fulfillment of their responsibilities as a director of the Company.

DIVERSITY OF THE BOARD

The Company does not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does however consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance and Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

BOARD COMMITTEES

Our Board has established three Board committees: a Compensation Committee, an Audit Committee and a Corporate Governance and Nominating Committee. The Company has also established a Disclosure Committee comprised of the Chief Executive Officer, the Chief Operating Officer and three independent directors. The information below sets forth the current members of each of Midway’s Board committees and the Disclosure Committee and summarizes the functions of each of the committees in accordance with their mandates.

COMPENSATION COMMITTEE

The Board has established a Compensation Committee, currently comprised of Frank S. Yu (Chairman), Roger A. Newell and John W. Sheridan, each an independent director under the rules of NI 58-101 and the NYSE Amex Equities. All members of the committee are experienced in the oversight of executive and operational management teams in various private and public sector businesses.

Under a charter adopted by the Board that complies with the requirements of NI 58-101 and the NYSE Amex Equities, the Compensation Committee is a committee of the Board with the primary function of assisting the Board in fulfilling its oversight responsibilities by establishing appropriate performance criteria for the senior management team, and approving the compensation of the senior management team and the directors. Additionally, the Compensation Committee is responsible for:

▪	reviewing and approving and then recommending to the Board salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chairman of the Board, the President, the Chief Financial Officer and other members of the senior management team;

▪	recommendation of salary guidelines to the Board; and
▪	administration of the Company’s compensation plans, including stock option plans, outside director’s compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time.

The Compensation Committee shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be independent directors. The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.

During the fiscal year ended December 31, 2011, the Compensation Committee met four (4) times. A copy of the Compensation Committee charter can be found on the Company’s website at www.midwaygold.com.

AUDIT COMMITTEE

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and Audit Committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of the NYSE Amex Equities Company Guide. Our Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our Audit Committee is comprised of three (3) “independent” directors (in accordance with NI 58-101, Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of section 803B of the NYSE Amex Equities Company Guide): John W. Sheridan (Chairman), Roger Newell and Frank S. Yu. John W. Sheridan satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s Board, “independent” as that term is used in the NYSE Amex Equities Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

The Audit Committee is composed entirely of independent directors who each have several decades of mining and business related management experience at the executive level. Members of the Audit Committee have previously held positions on audit committees of other public companies and have had experience in reviewing and analyzing financial statements.

During the fiscal year ended December 31, 2011, the Audit Committee met four (4) times. A copy of the Audit Committee charter is attached hereto as Schedule “A” and can be found on the Company’s website at www.midwaygold.com.

AUDIT COMMITTEE REPORT

The Company’s Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities. The complete Charter is attached as Schedule “A” to this Proxy Statement. The Company’s Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE Amex Equities.

The Audit Committee is principally responsible for:

▪	recommending to the Company’s Board the external auditor to be nominated for election by the Company’s shareholders at each annual general meeting and negotiating the compensation of such external auditor;

▪	overseeing the work of the external auditor;

▪	reviewing the Company’s annual and interim financial statements, Management Discussion & Analysis (MD&A) and press releases regarding earnings before they are reviewed and approved by the Board and publicly disseminated by the Company; and

▪	reviewing the Company’s financial reporting procedures and internal controls to ensure adequate procedures are in place for the Company’s public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

In the course of providing its oversight responsibilities regarding the 2011 financial statements, the Audit Committee reviewed the 2011 audited financial statements which appear in the Company’s Annual Report to shareholders on Form 10-K, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of the Company’s most recently completed fiscal year, the Company’s Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor. The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in section 7 “Powers and Responsibilities – Performance & Completion by Auditor of its Work” of the Audit Committee Charter.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report shareholders on Form 10-K for the year ended December 31, 2011. The Audit Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2012.

Submitted by the Audit Committee Members

John W. Sheridan (Chairman)

Roger A. Newell

Frank S. Yu

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Midway has created a Corporate Governance and Nominating Committee comprised of Roger A. Newell (Chairman), John W. Sheridan and Frank S. Yu, each an independent director under the rules of NI 58-101 and the NYSE Amex Equities. A Corporate Governance and Nominating Committee charter was adopted by the Board.

The primary purpose of the Corporate Governance and Nominating Committee is to:

▪	identify individuals qualified to become Board members;
▪	recommend candidates to fill Board vacancies and newly created director positions;
▪	recommend whether incumbent directors should be nominated for re-election to the Board upon expiration of their terms; and
▪	make recommendations to the Board with respect to developments in the areas of corporate governance and the practices of the Board. It will also assume responsibility for developing the Company’s approach to governance issues.

The Corporate Governance and Nominating Committee shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be independent directors.

Based on recommendations from the Corporate Governance and Nominating Committee, the Board determines new nominees to the Board; although a formal process has not been adopted. The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the Chairman and the President of Midway. The Board monitors but does not formally assess the performance of individual Board members or committee members on their contributions.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how Shareholders are to recommend nominees for consideration by the Board. No Shareholder or Shareholders holding 5% or more of the Company’s outstanding Common Shares, either individually or in aggregate, recommended a nominee for election to the Board.

There have been no changes in the Company’s procedures by which Shareholders of the Company may recommend nominees to the Company’s Board.

During the fiscal year ended December 31, 2011, the Corporate Governance and Nominating Committee met once. On March 7, 2012 the Corporate Governance and Nominating Committee held its annual review meeting which included a review of the disclosure in this Proxy Statement. A copy of the Corporate Governance and Nominating Committee charter can be found on the Company’s website at www.midwaygold.com.

DISCLOSURE COMMITTEE

Due to the rapid growth of the Company and its dual listing on the NYSE Amex Equities in the United States and the TSX-V in Canada, the Board has adopted a formal Communications Policy and has established a Disclosure Committee responsible for the implementation of this policy. Currently the Disclosure Committee members are Daniel E. Wolfus, Kenneth A. Brunk, Roger A. Newell, John W. Sheridan and Frank S. Yu. The purpose of the Disclosure Committee is to ensure that the Company complies with its timely disclosure obligations as required under applicable Canadian and United States securities laws.

ASSESSMENTS

The Board does not, at present, have a formal process in place for assessing the effectiveness of the Board as a whole, its committees or individual directors but will consider implementing one in the future should circumstances warrant. Based on the Company’s current size, its stage of development and the limited number of members of the Board, the Board considers a formal assessment process to be inappropriate at this time. The Board will annually review its own performance and effectiveness as well as review annually the Audit Committee Charter and recommend revisions to the Board as necessary. Effectiveness is subjectively measured by comparing actual corporate results with stated objectives. The contributions of an individual director are informally monitored by the other Board members, having in mind the business strengths of the individual and the purpose of originally nominating the individual to the Board. The Board intends to continue evaluating its own effectiveness and the effectiveness of its committees through informal discussions amongst the Board members.

BOARD LEADERSHIP STRUCTURE

The Board has reviewed the Company’s current Board leadership structure — which consists of a combined Chairman and Chief Executive Officer— in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

▪	The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.
▪	A combined Chairman/Chief Executive Officer is in the best position to be aware of major issues facing the company on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Company to be brought to the Board’s attention.
▪	A combined Chairman/Chief Executive Officer position reduces the potential for confusion and duplication of efforts, including among employees.
▪	A combined Chairman/Chief Executive Officer position reduces the potential for confusion as to who leads the Company, providing the Company with a single public “face” in dealing with Shareholders, employees, regulators, analysts and other constituencies.
▪	A substantial majority of the Company’s peer group utilizes a Board structure with a combined Chairman and Chief Executive Officer.

The Company does not have a lead independent director. Given the size of the Board, the Board believes that the presence of three (3) independent directors out of the five (5) directors on the Board, each of whom sits on the Board’s committees, is sufficient independent oversight of the Chairman/Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

THE ROLE OF THE BOARD IN RISK OVERSIGHT

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by John W. Sheridan and all of the Company’s three (3) independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

▪	Provide that risks are identified, monitored, reported, and priced properly;
▪	Define and communicate the types and amount of risk the Company is willing to take;
▪	Communicate to the appropriate management level the type and amount of risk taken;
▪	Maintain a risk management organization that is independent of the risk-taking activities; and
▪	Promote a strong risk management culture that encourages a focus on risk-adjusted performance.

OTHER GOVERNANCE MATTERS

QUORUM EXEMPTION UNDER SECTION 110 OF THE NYSE AMEX EQUITIES COMPANY GUIDE

Section 110 of the NYSE Amex Equities Company Guide recognizes that the Company must operate in accordance with the laws and customary practices of its country of incorporation, to the extent not contrary to United States federal securities laws. In respect to certain matters, the Company follows Canadian practices that differ from the requirements of the NYSE Amex Equities Company Guide. The Company posts on its website at www.midwaygold.com the ways in which the Company’s practices differ from those of the NYSE Amex Equities Company Guide.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires any person who is a director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Under Canadian National Instrument 55-102 for Electronic Disclosure by Insiders (SEDI), these same persons are required to register and file reports of initial ownership and changes in ownership with the TSX-V and applicable securities commissions on SEDI.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2011.

CODE OF ETHICS

Each director, officer and employee is expected to comply with relevant corporate and securities laws and, where applicable, the terms of their employment agreements in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board monitors on an ongoing basis the activities of management and ensures that the highest standard of ethical conduct is maintained. One of the ways the Board monitors the activities is by posting the contact information of the Chairman of the Audit Committee to report any complaints regarding accounting, internal accounting controls or audit related complaints. No complaints have been made.

The Board has adopted a formal written code of ethical business conduct for its directors, officers and employees. The Code of Ethics (the “Code”) relates to written standards that are reasonably designed to deter wrongdoing and to promote:

▪	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

▪	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the securities regulatory authorities and in other public communications made by an issuer;

▪	Compliance with applicable governmental laws, rules and regulations;

▪	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
▪	Accountability for adherence to the Code.

No waivers were granted from the requirements of our Code during the year ended December 31, 2011.

The Code is available on our website at www.midwaygold.com. A copy of the Company’s Code of Ethics will be provided, without charge, upon written request to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Chief Financial Officer.

 PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

WHAT AM I VOTING ON?

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) permits the Shareholders of Midway to cast an advisory (non-binding) vote at the Meeting in relation to the compensation of named executive officers as disclosed in this Proxy Statement in accordance with United States Securities and Exchange Commission’s rules.

As described more fully in the Compensation Discussion & Analysis below, our executive compensation program is structured to align the interests of our executive officers (each of whom maintains a significant shareholder position in our Company) with those of our non-affiliated Shareholders and to fairly reward them for creating Shareholder value and for achieving our business objectives. Our primary objectives are to retain our executives and have the ability to attract new executives as necessary and to fairly compensate our current executives, including rewarding performance that supports our principles of building shareholder value, and may also recognize individual performance from time to time.

We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting the achievement of positive results and strong financial performance by our named executive officers, appropriately aligning pay and performance and in enabling us to attract and retain very talented executives within our industry.

We are asking our Shareholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal gives our Shareholders the opportunity to express their views on our fiscal year 2011 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this proxy statement. Accordingly, we ask our Shareholders to vote on the following resolution:

“RESOLVED THAT:

the Shareholders of Midway Gold Corp. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2012 annual general meeting.”

The vote on Proposal 3 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board or our Compensation Committee. However, our Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation programs and may consider the outcome of the vote when making future compensation decisions.

The Board recommends that the Shareholders vote FOR approval of the compensation for our named executive officers as disclosed in this Proxy Statement in accordance with the SEC rules.

COMPENSATION OF DIRECTORS AND EXCUTIVE OFFICERS

COMPENSATION COMMITTEE REPORT

The Compensation Committee is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted, members of the Compensation Committee

Frank S. Yu (Chairman),

Roger A. Newell and

John W. Sheridan

This compensation committee report is “furnished” to and not “filed” with the Securities Exchange Commission.

COMPENSATION DISCUSSION AND ANALYSIS

The individuals who served as our principal executive officer and principal financial officer during the year ended December 31, 2011, as well as the other individuals included in the Summary Compensation Table below, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.

OVERVIEW OF COMPENSATION PHILOSOPHY, OBJECTIVES AND POLICIES.

We attempted to meet two (2) main objectives when we designed our executive and employee compensation. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our Shareholders, on the other, such that a portion of each executive’s or key employee’s compensation consists of equity awards. In this manner, if the price of our Common Shares increases over time, our executive officers, key employees and our Shareholders will benefit. The compensation program is designed to reward performance that supports our principles of building Shareholder value, and may also recognize individual performance from time to time. The Compensation Committee is vested with the authority to review and recommend the compensation program structure and level of compensation for the executive officers, directors and key employees of our Company.

Our present compensation structure for the named executive officers generally consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives; however, the Compensation Committee is presently exploring additional ways to ensure consistency and enhance our Company’s compensation program and may add additional components or policies in order to assist our Company in achieving its compensation goals more effectively or efficiently. We believe that the present compensation structure appropriately aligns the interests of the executives and key employees with our Shareholders by encouraging equity ownership through awards of stock options and Common Share grants to executive officers and key employees and to motivate our named executive officers and other key employees to contribute to an increase in shareholder value. While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers or directors to own Common Shares.

Annually the Compensation Committee reviews and recommends to the Board the level of compensation for the named executive officers and key employees. Our CEO reports to the Compensation Committee regarding the individual performance of the other named executive officers. Additionally, the Compensation Committee considers recommendations from the named executive officers regarding incentive compensation for key employees who report to that executive officer.

ELEMENTS AND MIX OF COMPENSATION

The Compensation Committee takes into consideration all forms of compensation together. When making decisions about individual compensation packages, our consideration of base salary ranges for the named executive officers is primarily based upon negotiations with that officer, taking into consideration salaries paid to others in similar positions in the Company’s industry, work experience, individual and overall Company performance, level of responsibility, impact on the business, tenure, potential for advancement within the organization and the potential liability of being an officer of a public corporation. Annual salaries for newly-hired executives are determined at the time of hire taking into account the above factors other than tenure. Changes in an executive’s base salary may also take into consideration recent compensation, including bonuses and equity-based compensation.

In 2011, management engaged the services of an external consultant, Paychex Inc. which provided management with a database of compensation information for companies within the Company’s industry.  The Company’s management used that data to prepare a report on executive compensation that was provided to the Compensation Committee.  The Compensation Committee considered this management report on executive compensation as one factor in determining executive compensation levels for the 2011 fiscal year. The Company believes that the compensation paid to the Company’s directors and officers is fair to the Company.

Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation Committee at its discretion, based on individual and overall Company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. The Compensation Committee, at its discretion, determines and recommends the amounts and timing of any bonus awards. If applicable, and at the sole discretion of the Compensation Committee, a “merit-based” bonus may be recommended based on criteria such as exceptional individual and overall Company performance, assuming additional responsibility without an increase in base compensation, or such other criteria which the Compensation Committee may determine from time to time.

The long-term equity compensation component of our compensation program is comprised of equity awards and makes up a significant part of our named executive officers’ compensation package. Under our Non-Qualified Stock Option and Stock Grant Plan (the “Plan”), we are authorized to issue non-qualified stock options, to make grants of Common Shares and award grants of restricted Common Shares to the officers, directors and key employees of our Company, including the named executive officers. There is no specific policy or procedure in place setting forth the timing or amount of awards, although the outstanding awards and future compensation are reviewed at least annually. The Compensation Committee, at its discretion, determines and recommends the amounts and timing of any equity awards. The Board grant stock options at the market price of the Company’s Common Shares on the date prior to the grant date of the options.

Under the terms of the current Stock Option Plan (the “2008 Stock Option Plan”), the number of Common Shares that may be issued or allotted and reserved for issuance from time to time upon the exercise of options granted under the 2008 Stock Option Plan cannot exceed 10% of the issued and outstanding Common Shares and may not exceed 5% to any individual (maximum of 2% to any consultant).

Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so generally on the same basis as our other employees. Our named executive officers do not receive perquisites and we do not maintain any non-equity incentive plans, other than our cash bonus incentives described previously, nor do we maintain any deferred compensation plans.

The compensation for our directors is structured similar to that of our named executive officers. Specifically, our directors receive a combination of cash and equity incentives in the form of Common Share grants or options to purchase our Common Shares. The Compensation Committee reviews the form and amount of such compensation periodically to ensure that it is competitive and meeting our objectives discussed above.

The performance graph below shows Midway Gold Corp.’s cumulative total return based on an initial investment of $100 in Midway common shares, as compared with the NYSE Amex Composite Index and the NYSE Amex Gold Miners Index. The chart shows performance marks as of the last trading day during each of the last five years. This performance chart assumes: (1) $100 was invested on December 31, 2006 in Midway common shares, the NYSE Amex Composite Index and the NYSE Amex Gold Miners Index; and (2) all dividends are reinvested.

	2006	2007	2008	2009	2010	2011
Midway Gold Corp.	$100.00	$125.90	$19.34	$26.56	$26.89	$69.84
NYSE Amex Composite Index	$100.00	$117.17	$67.96	$88.74	$107.39	$110.79
NYSE Amex Gold Miners Index	$100.00	$116.46	$95.83	$122.69	$162.66	$138.56

EMPLOYMENT AND CONSULTING AGREEMENTS

The Company has not entered into any employment or consulting agreements with the named executive officers.

SUMMARY COMPENSATION TABLE

Daniel E. Wolfus served as Chairman and Chief Executive Officer and Kenneth A. Brunk served as President and Chief Operating Officer, throughout the financial year ended December 31, 2011. Fritz K. Schaudies served as Chief Financial Officer from March 18, 2011 to December 31, 2011. Doris Meyer served as Chief Financial Officer from January 1, 2011 to March 17, 2011. There are no other executive officers of Midway and there are no other officers who were paid more than $150,000 in compensation during that financial year. A summary of cash and other compensation paid for our named executive officers for the last three fiscal years is as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Daniel E. Wolfus – Chairman,	2011	$162,742	$49,455	Nil	$905,085	Nil	Nil	Nil	$1,117,282
Chief Executive Officer and	2010	$132,245	Nil	Nil	$100,000	Nil	Nil	Nil	$232,245
Director since December 23, 2009 (1)	2009	$2,500	Nil	Nil	$640,000	Nil	Nil	$42,824	$685,324
Kenneth A. Brunk - President, Chief	2011	$160,368	$49,455	Nil	$905,085	Nil	Nil	Nil	$1,114,908
Operating Officer and Director since May 18, 2010 (1)	2010	$95,513	Nil	Nil	$345,050	Nil	Nil	Nil	$440,563
Fritz K Schaudies - Chief Financial Officer (2)	2011	$108,497	Nil	$270,070	Nil	Nil	Nil	Nil	$378,567
Doris A. Meyer - Former Chief	2011	Nil	Nil	Nil	Nil	Nil	Nil	$34,500	$34,500
Financial Officer and	2010	Nil	Nil	Nil	$50,000	Nil	Nil	$96,750	$146,750
Corporate Secretary (4)	2009	Nil	$15,000	Nil	$33,000	Nil	Nil	$90,000	$148,000

(1)	Mr. Wolfus and Mr. Brunk are paid an annual salary or fees in US dollars by Midway Gold US Inc., a subsidiary of the Company. These amounts have been translated into Canadian dollars at the average respective exchange rates for each year. Mr. Wolfus and Mr. Brunk did not receive additional compensation for their services as directors of our Company.

(2)   Mr. Schaudies was appointed Chief Financial Officer of the Company on March 18, 2011.

(3)	This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during the fiscal year ended December 31, 2011. There was no cash compensation paid to any of the named executive officers disclosed in the above table in connection with “option-based awards”. The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and Section 3870 of the CICA Handbook and will be recognized over the vesting term of the option. The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

(4)	Ms. Meyer was Chief Financial Officer and Corporate Secretary of the Company from November 30, 2006 until March 17, 2011. During her tenure, Ms. Meyer was an independent contractor who was compensated pursuant to a contractual arrangement with our Company and received fees based on monthly fee structure.

DISCLOSURE RELATING TO GRANTS OF PLAN-BASED AWARDS

The Board granted the following stock options at the market price of the Company’s Common Shares on the date prior to the grant date of the options for a five (5) year term: 625,000 to directors and 190,000 to employees at an exercise price of $0.95 in January 2011; 100,000 to Mr. Fritz Schaudies and 50,000 to employees at an exercise price of $1.47 in May 2011; 100,000 to a consultant at an exercise price of $1.60 in June 2011; 50,000 to an employee at an exercise price of $2.34 in August 2011; 1,850,000 to directors and Mr. Fritz Schaudies, 805,000 to employees and 100,000 to a consultant at an exercise price of $2.10 in October 2011. Options granted to independent directors vest immediately. Options granted to employees and consultants vest as to one-third on the date of grant, one-third on the first anniversary date and the final one-third on the second anniversary date and options granted to Investor Relations consultants vest in stages over 12 months with no more than ¼ of the options vesting in any three (3) month period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Option Awards						Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel E. Wolfus – Chairman, Chief Executive Officer and Director	200,000 1,000,000 250,000 125,000 166,667	Nil Nil Nil Nil 333,333	Nil Nil Nil Nil Nil	0.56 0.86 0.58 0.95 2.10	01/07/2014 09/10/2014 06/17/2015 01/13/2016 10/25/2016	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil
Kenneth A. Brunk – President, Chief Operating Officer and Director	333,334 166,667 125,000 166,667	166,666 83,333 Nil 333,333	Nil Nil Nil Nil	0.71 0.61 0.95 2.10	05/18/2015 10/22/2015 01/13/2016 10/25/2016	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil
Fritz K. Schaudies Chief Financial Officer	Nil 33,333	66,667 66,667	Nil Nil	1.47 2.10	05/16/2016 10/25/2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil

OPTION EXERCISES AND SHARES VESTED IN 2011

	Option Awards		Share Awards		Option-based Awards – Value Vested during the year (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	($)
Daniel E. Wolfus	Nil	Nil	Nil	Nil	30,833
Kenneth A. Brunk	Nil	Nil	Nil	Nil	30,833
Fritz K. Schaudies	33,333	49,000	Nil	Nil	5,667

(1)	The value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vesting shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No person who served as a member of the Compensation Committee during fiscal 2011 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during 2011, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

The Board continually accesses the risks and implications associated with the compensation policies and practices of the Company to ensure that the Board and Management have the latitude and flexibility to enable the hiring and retention of key employees and  competent  employees for all positions within the Company while doing so within the requirements of the law and industry norms.

At this stage of the development of the Company, executive management performance is judged on a subjective basis rather than an objective basis in regards to share price or earnings per share. This may change as the Company progresses to a production company thereby creating revenue.

Operational performance and effectiveness is judged monthly by a comparison of activities accomplished versus those planned to be accomplished. Executive management redirects resources as necessary and possible where shortfalls or improvements are required. Overall Company performance is reflected in the total performance of the executive and management team.

PENSION BENEFITS

None.

NON-QUALIFIED DEFERRED COMPENSATION

None.

RETIREMENT, RESIGNATION OR TERMINATION PLANS

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation or termination as a result of a change in control of the Company.

LONG TERM INCENTIVE PLAN AWARDS

The Company currently does not have a long-term incentive plan. Accordingly, no such compensation was paid or distributed to the named executive officers during the financial year ended December 31, 2011. A “long-term incentive plan” means any plan providing compensation intended to serve as incentive for performance to occur over a period longer than one (1) financial year, but does not include an option or stock appreciation rights plan or plans for compensation through restricted shares or restricted share units.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of March 7, 2012 regarding the ownership of our Common Shares by:

▪	each person who is known by us to own more than 5% of our Common Shares; and
▪	each named executive officer, each director and all of our directors and executive officers as a group.

The number of Common Shares beneficially owned and the percentage of Common Shares beneficially owned are based on 113,989,083 Common Shares outstanding as of March 7, 2012.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Common Shares subject to options that are exercisable within 60 days following March 7, 2012 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all Common Shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Shares	Daniel E. Wolfus 10350 Wilshire Blvd., #1604 Los Angeles, CA 90024	3,311,784	(2)	3%
Common Shares	Kenneth A. Brunk 7215 South Chapparal Circle East, Centennial, CO 80016	810,667	(3)	1%
Common Shares	Fritz K.Schaudies 19183 E. Molly Ave Parker, CO 80134	33,333	(4)	-%
Common Shares	Roger A. Newell 1781 Larkspur Drive Golden, CO 80401	875,000	(5)	1%
Common Shares	John W. Sheridan 403-1169 West Cordova St Vancouver, BC V6C 3T1	253,000	(6)	-%
Common Shares	Frank S. Yu 9721 Orient Express Ct. Las Vegas, NV 89145	2,484,646	(7)	2%
Total		7,768,430		7%
5% Shareholders
Common Shares	Matthew Sheerin 56 Sunset Drive Manhasset, NY 11030	8,200,906		7%
Common Shares	George T. Hawes 49 Central Drive Plandome, NY 11030	7,887,952	(8)	7%
Common Shares	Deans Knight Capital Management Ltd. Suite 730, 999 West Hastings St Vancouver BC V6C 2W2	5,948,400		5%

(1)	The information as to securities beneficially owned or over which a director or officer will exercise control or direction, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually based on shareholdings in Midway as of March 7, 2012. All percentages are based on Common Shares issued and outstanding as of March 7, 2012.

(2)	Includes 1,570,117 Common Shares and 1,741,667 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012. All but 106,500 Common Shares are held by a family trust and Mr. Wolfus may be considered to jointly exercise control and direction over these shares.

(3)	Includes 19,000 Common Shares and 791,667 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012.

(4)	Includes 33,333 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012.

(5)	Includes 300,000 Common shares and 575,000 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012.

(6)	Includes 3,000 Common Shares and 250,000 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012.

(7)	Includes 1,709,646 Common Shares and 775,000 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012.

(8)	Includes 7,112,952 Common Shares and 775,000 Common Shares issuable upon the exercise of options within 60 days of March 7, 2012.

We have no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION AND DIRECTOR INDEPENDENCE

There are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 10% of the outstanding Common Shares, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded US$120,000.

OTHER

As disclosed above under the section titled “Executive Compensation”, we granted options to purchase Common Shares to our officers and directors under our 2008 Stock Option Plan during the year ended December 31, 2011.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION

WHAT AM I VOTING ON?

The Dodd-Frank Act also states that the Shareholders of Midway may cast an advisory vote on how frequently they would like an advisory vote on the compensation of our named executive officers to be held. This non-binding, advisory vote provides Shareholders the opportunity to indicate whether they prefer an advisory vote on named executive officer compensation once every one (1), two (2), or three years (3) (or to abstain from voting). We are required under the Dodd-Frank Act to solicit Shareholder preferences regarding the frequency of future advisory votes on executive compensation at least once every six (6) years.

The Board believes that Shareholders should consider our executive compensation, together with our corresponding long-term results, once every three (3) years, as that will promote stability and is consistent with the long-term approach the Board takes in overseeing the business and management of our Company and prevents long-term objectives from being undermined by short term issues in the marketplace. In addition, a three-year cycle will allow the Board and the Compensation Committee sufficient time to thoughtfully evaluate and respond to Shareholder input and effectively implement any changes to the Company’s executive compensation program.

Because the vote is advisory and not binding on the Board, it may decide that it is in the best interests of our Company and its Shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the Shareholders.

If a quorum is present at the meeting, the frequency of vote option (one (1), two (2), or three years (3)) receiving the highest number of votes will be adopted. Each Common Share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

The Board unanimously recommends a vote FOR the proposal of “THREE YEARS” as the frequency of future shareholder advisory votes on executive compensation, and proxies solicited by the Board will be so voted in the absence of instructions to the contrary.

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF AUDITOR and AUTHORIZATION TO FIX REMUNERATION OF AUDITOR

WHAT AM I VOTING ON?

The Audit Committee has selected KPMG LLP to be its independent registered accounting firm for the fiscal year ending December 31, 2012.

This proposal seeks ratification of the appointment of KPMG LLP and seeks authorization for the Board to fix the remuneration to be paid to KPMG LLP.

Representatives of KPMG LLP are expected to be present at our Annual General Meeting of Shareholders to respond to appropriate questions and to make such statements as they may desire.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP and authorization to fix the remuneration to be paid to KPMG LLP.

INFORMATION ON INDEPENDENT REGISTERED ACCOUNTING FIRM

KPMG LLP, Chartered Accountants, was first appointed auditor of the Company on March 3, 1998. Unless otherwise instructed, the proxies given to management pursuant to this solicitation will be voted for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at a remuneration to be fixed by the directors of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Year. ended December 31, 2011 ($)	Year ended December 31, 2010 ($)
Audit Fees	276,000	187,000
Audit Related Fees	Nil	Nil
Tax Fees	122,708	20,000
All Other Fees	Nil	Nil

“Audit Fees” are the aggregate fees billed by KPMG LLP for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” are fees billed by KPMG LLP for professional services.

“Tax Fees” are fees for professional services rendered by KPMG LLP for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

POLICY ON PRE-APPROVAL BY AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

Our Audit Committee approves all services provided by our independent accountant.

PROPOSAL 6 – RENEWAL OF STOCK OPTION PLAN

WHAT AM I VOTING ON?

This proposal seeks authorization to renew the Company’s 2008 Stock Option Plan.

INFORMATION ON STOCK OPTION PLAN

The Company adopted its current stock option plan in 2003 as amended on May 12, 2008 (the “2008 Stock Option Plan”). The purpose of the 2008 Stock Option Plan is to allow the Company to grant options to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of the Company. The granting of such options is intended to align the interests of such persons and those of the shareholders. Options will be exercisable over periods of up to 10 years as determined by the Board and are required to have an exercise price no less than the market price prevailing on the date the option is granted less applicable discount, if any, permitted by the policies of the TSX Venture Exchange (“TSX-V”) and approved by the Board. Market price means the last closing price per share on the TSX-V on the trading day immediately precedent the day on which the Company announces the grant of the option or, if the grant is not announced, on the date of grant.

Pursuant to the 2008 Stock Option Plan, the Board may from time to time authorize the issue of options to directors, officers, employees and consultants of the Company and its subsidiaries or employees or companies providing management or consulting services to the Company or its subsidiaries. The principal features of the 2008 Stock Option Plan are as follows:

1.	The maximum number of Common Shares to be issued pursuant to the 2008 Stock Option Plan shall not exceed 10% of the issued and outstanding shares of the Company at the time of the stock option grant.

2.	Subject to adjustment as provided in the U.S. Plan appended to and forming part of the 2008 Stock Option Plan, the aggregate number of common shares of the Company that may be issued under the U.S. Plan shall be 3,000,000; provided, however, that the aggregate number of common shares of the Company authorized under the U.S. Plan for use in granting incentive stock options to qualified employees of the Company who are citizens or residents of the United States shall, at all times, be a part of and subject to the limitations set forth in the 2008 Stock Option Plan, and shall be adjusted proportionately to reflect any adjustments to the number of shares authorized under the 2008 Stock Option Plan.

3.	The maximum number of shares under option to the benefit of one (1) person under the 2008 Stock Option Plan may not exceed 5%, on an annual basis, of the total of the issued and outstanding Common Shares of the Company (on an undiluted basis) at the time of grant (in the case of a consultant, the annual maximum is 2%).

4.	If the holder of the option is engaged in investor relation activities for the Company, the total number of shares under option may not exceed 2% of the total of the issued and outstanding share capital of the Company (on an undiluted basis) at the time of grant.

5.	The options granted will have a maximum term of ten years from the date of grant. The option is non-assignable and non-transferable.

6.	If an optionee ceases to be employed by the Company (other than as a result of termination with cause) or ceases to act as director or officer of the Company, any option held by such optionee may be exercised within 90 days after the date that such optionee ceases to be employed by the Company or ceases to act as director or officer of the Company, as the case may be, or within 30 days if the optionee is engaged in investor relation activities and ceases to be employed to provide investor relation activities.

7.	In the event of death of an optionee, the optionee’s heirs or administrators may exercise any portion of that outstanding option up to a period of one (1) year from the date of the optionee’s death for the termination date of the option, whichever is earlier.

8.	Any Common Shares subject to an option which for any reason are cancelled or terminated without having been exercised shall again be available for grant under the 2008 Stock Option Plan.

As at March 7, 2012, options to acquire an aggregate of 9,038,335 Common Shares of the Company have been granted and continued under the 2008 Stock Option Plan. The full text of the 2008 Stock Option Plan is available for review at the Company’s office located at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112 during regular business hours before the Meeting and at the Meeting.

The directors of the Company believe that passing of the following resolution is in the best interest of the Company and recommend that Shareholders vote in favor of the resolution.

PROXIES RECEIVED IN FAVOR OF MANAGEMENT WILL BE VOTED IN FAVOR OF THE FOLLOWING RESOLUTIONS, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER SHARES ARE TO BE VOTED AGAINST SUCH RESOLUTIONS.

The 2008 Stock Option Plan may be administered by the Chief Financial Officer or such other senior officer or employee as may be designated by the Board from time to time. Upon the approval of the 2008 Stock Option Plan by the Company’s Shareholders, Shareholder approval will not be required or sought on a case by case basis for the purpose of the granting of options to and the exercise of options by employees of the Company regularly employed on a full-time basis or part-time basis, director of the Company and persons who perform services for the Company on an ongoing basis or who have provided, or are expected to provide, services of value to the Company.

TSX Venture Exchange Policy 4.4 requires that the 2008 Stock Option Plan be approved by the affirmative vote of a majority of the votes cast at the Meeting. Accordingly, the Shareholders will be requested to approve the following ordinary resolution:

“RESOLVED THAT:

1.	the Company’s 2008 Stock Option Plan, which makes up to 10% of the issued and outstanding shares of the Company available for issuance thereunder, as described in the Company’s Proxy Statement dated March 7, 2012, is hereby ratified and approved;

2.	the Company be authorized to grant options pursuant and subject to the terms and conditions of the Stock Option Plan, entitling the option holders to purchase up to that number of common shares that is equal to 10% of the issued and outstanding share capital of the Company at the time of the grant; and

3.	any one director or officer of the Company, be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to the foregoing resolutions and to complete all transactions in connection with the implementation of the 2008 Stock Option Plan.”

EQUITY COMPENSATION PLAN INFORMATION

The following summary information is presented for the 2008 Stock Option Plan as of December 31, 2011.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options,	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	8,881,668	$1.36	1,773,282
Equity Compensation Plans Not Approved By Security Holders	Not Applicable	Not Applicable	Not Applicable

PROPOSAL 7 – AMENDMENT TO THE AUTHORIZED SHARE STRUCTURE OF THE COMPANY

WHAT AM I VOTING ON?

The Board is proposing that the Company amend its Articles and its Notice of Articles to create a class of Preferred Shares without par value and without a maximum authorized number, issuable in series (the “Preferred Shares”). The amendment will consist of the creation of a class of Preferred Shares and the addition of special rights and restrictions in the Articles and the Notice of Articles which will provide the Board with the authority to alter the Articles and the Notice of Articles to create series of Preferred Shares and to set the specific terms, rate of dividends, special rights and restrictions of any series of the Preferred Shares, without further shareholder approval. The form of special rights and restrictions are set out in Exhibit “A” to Schedule “B” attached hereto.

The Board does not have any current plans to issue any Preferred Shares, and, subject to the overriding discretion of the Board, the adoption of Proposal 7 is not expected to cause any immediate changes to the Company’s outstanding capitalization.

The Board believes that the creation of the Preferred Shares will provide management with greater flexibility in raising capital for the Company, permitting it to take advantage of business expansion opportunities or changes in the market that may arise from time to time. In addition, the Board believes that, given the current economic turmoil and the volatility of the overall market for common shares, the Preferred Shares, either alone or in combination with the Company’s common shares, may be a more attractive instrument to potential investors, and permit the Company to execute its plans for growth.

The use of Preferred Shares may permit the Company to raise capital without diluting the voting interests or ownership interests of current holders of the Company’s common shares. Permitting the Board to set the rates, convertibility, voting rights, retraction or redemption rights, priority over other securities and other special rights and restrictions at the time of creation of a series of the Preferred Shares, without further shareholder approval, will give the Board maximum flexibility and permit the Board to quickly react to potentially changing market conditions or business opportunities which require capital.

In certain situations, issuance of a series of Preferred Shares could hinder the ability of a third-party to take control of the Company. The Preferred Shares will not be used as an anti-takeover mechanism.

Pursuant to the Articles of the Company, the creation of a new class of shares requires the approval of the shareholders of the Company by an ordinary resolution.

Accordingly, Shareholders will be asked to approve the resolutions attached as Schedule “B” hereto in order to alter the authorized share capital of the Company.

A copy of the special rights and restrictions that will be attached to the Preferred Shares and be set out in the Articles of the Company under Part 25, is attached as Exhibit “A” to Schedule “B” hereto.

The Board recommends a vote FOR the alteration of the authorized share structure of the Company.

OTHER MATTERS

Management of the Company knows of no other matters to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS

The audited annual financial statements of Midway for the year ended December 31, 2011 will be placed before you at the Meeting. Financial information about Midway is provided in such financial statements and in the associated management’s discussion and analysis. You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the U.S. Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov/edgar.shtml or the Company’s website at www.midwaygold.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 11, 2012

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each Shareholder of record. This Proxy Statement and the 2011 Annual Report on Form 10-K can be accessed on the Company’s website at www.midwaygold.com. Directions for attending the Annual Meeting of Shareholders can also be found at this website.

At the written request of any Shareholder who owns Common Shares on the record date, the Company will provide to such Shareholder, without charge, a paper copy of the Company’s 2011 Annual Report on Form 10-K as filed with securities regulatory authorities, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for paper copies of the 2011 Annual Report on Form 10-K, the audited annual financial statements and/or the associated management discussion and analysis should be mailed to Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Chief Financial Officer.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in next year’s 2013 proxy statement, Shareholder proposals must be submitted in writing to the Chief Financial Officer at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112 - telephone (720) 979-0900; fax (720) 979-0898, and received no later than February 11, 2013. Similarly, Shareholder proposals not submitted for inclusion in the proxy statement and received after February 25, 2012 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of the Company.

DATED at Vancouver, British Columbia, this 7th day of March, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

MIDWAY GOLD CORP.

“Daniel E. Wolfus”

Chairman, Chief Executive Officer and Director

SCHEDULE “A”

Midway Gold Corp.

Audit Committee Charter

I.           MANDATE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of MIDWAY GOLD CORP. (“Midway” or the “Company”) shall assist the Board in fulfilling its financial oversight responsibilities. The Committee’s primary duties and responsibilities under this mandate are to serve as an independent and objective party to monitor:

1)	The quality and integrity of Midway’s financial statements and other financial information;

2)	The compliance of such statements and information with legal and regulatory requirements;

3)	The qualifications and independence of Midway’s independent external auditor (the “Auditor”); and

4)	The performance of Midway’s internal accounting procedures and Auditor.

II.          STRUCTURE AND OPERATIONS

A.          Composition

The Committee shall be comprised of three or more members, at least one of whom is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities.

B.          Qualifications

Each member of the Committee must be a member of the Board.

The Committee will have at least three members, each of whom:

1)	Satisfies the independence standards specified in Section 121A of the NYSE Amex Equities Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934;

2)	Must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

3)	Is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

C.          Appointment and Removal

In accordance with the By-Laws of Midway, the members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

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D.           Chair

Unless the Board shall select a Chair, the members of the Committee shall designate a Chair by the majority vote of all of the members of the Committee. The Chair shall call, set the agendas for and chair all meetings of the Committee.

E.           Sub-Committees

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that a decision of such subcommittee to grant a pre-approval shall be presented to the full Committee at its next scheduled meeting.

F.           Meetings

The Committee shall meet at least once in each fiscal quarter, or more frequently as circumstances dictate. The Auditor shall be given reasonable notice of, and be entitled to attend and speak at, each meeting of the Committee concerning Midway’s annual financial statements and, if the Committee feels it is necessary or appropriate, at every other meeting. On request by the Auditor, the Chair shall call a meeting of the Committee to consider any matter that the Auditor believes should be brought to the attention of the Committee, the Board or the shareholders of Midway.

At each meeting, a quorum shall consist of a majority of members that are not officers or employees of Midway or of an affiliate of Midway.

As part of its goal to foster open communication, the Committee may periodically meet separately with each of management and the Auditor to discuss any matters that the Committee or any of these groups believes would be appropriate to discuss privately. In addition, the Committee should meet with the Auditor and management annually to review Midway’s financial statements in a manner consistent with Section III of this Charter.

The Committee may invite to its meetings any director, any manager of Midway, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

III.           DUTIES

A.           Introduction

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to Midway’s internal accounting staff, managers, other staff and Auditor as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of, but shall remain subject to, the Board.

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B.           Powers and Responsibilities

The Committee will have the following responsibilities and, in order to perform and discharge these responsibilities, will be vested with the powers and authorities set forth below, namely, the Committee shall:

Related Party Transactions

1)	To comply with Section 120 of the NYSE Amex Equities Company Guide, the Audit Committee of the Board of Directors shall be required to approve all related party transactions, including any transaction between the Company and any officer, director or 10% shareholder.

Independence of Auditor

2)	Review and discuss with the Auditor any disclosed relationships or services that may impact the objectivity and independence of the Auditor and, if necessary, obtain a formal written statement from the Auditor setting forth all relationships between the Auditor and Midway, consistent with independence standards established by the Canadian Institute of Chartered Accountants.

3)	Take, or recommend that the Board take, appropriate action to oversee the independence of the Auditor.

4)	Require the Auditor to report directly to the Committee.

5)	Review and approve Midway’s hiring policies regarding partners, employees and former partners and employees of the Auditor and former independent external auditor of Midway.

Performance & Completion by Auditor of its Work

6)	Be directly responsible for the oversight of the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company (including resolution of disagreements between management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

7)	Review annually the performance of the Auditor and recommend the appointment, compensation or retention of the Auditor.

8)	Provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:

(a)	compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(b) compensation to any advisers employed by the Committee; and

(c)	ordinary administrative expenses of the Committee that is necessary or appropriate in carrying out its duties.

9)	Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Midway by the Auditor unless such non-audit services:

(a)	which are not pre-approved, are reasonably expected not to constitute, in the aggregate, more than 5% of the total amount of revenues paid by Midway to the Auditor during the fiscal year in which the non-audit services are provided;

(b)	were not recognized by Midway at the time of the engagement to be non-audit services; and

(c)	are promptly brought to the attention of the Committee by Midway and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

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Internal Financial Controls & Operations of Midway

10)	Establish procedures for:

(a)	the receipt, retention and treatment of complaints received by Midway regarding accounting, internal accounting controls, or auditing matters; and

(b)	the confidential, anonymous submission by employees of Midway of concerns regarding questionable accounting or auditing matters.

Preparation of Financial Statements

11)	Discuss with management and the Auditor significant financial reporting issues and judgments made in connection with the preparation of Midway’s financial statements, including any significant changes in Midway’s selection or application of accounting principles, any major issues as to the adequacy of Midway’s internal controls and any special steps adopted in light of material control deficiencies.

12)	Discuss with management and the Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding Midway’s financial statements or accounting policies.

13)	Discuss with management and the Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on Midway’s financial statements.

14)	Discuss with management Midway’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including Midway’s risk assessment and risk management policies.

15)	Discuss with the Auditor the matters required to be discussed relating to the conduct of any audit, in particular:

(c)	The adoption of, or changes to, Midway’s significant auditing and accounting principles and practices as suggested by the Auditor, internal auditor or management.

(d)	The management inquiry letter provided by the Auditor and Midway’s response to that letter.

(e)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Public Disclosure by Midway

16)	Review Midway’s annual and quarterly financial statements, management discussion and analysis (MD&A) and earnings press releases before the Board approves and Midway publicly discloses this information.

17)	Review Midway’s financial reporting procedures and internal controls to be satisfied that adequate procedures are in place for the review of Midway’s public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

18)	Review disclosures made to the Committee by Midway’s Chief Executive Officer and Chief Financial Officer during their certification process of Midway’s financial statements about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in Midway’s internal controls.

Manner of Carrying Out its Mandate

19)	Consult, to the extent it deems necessary or appropriate, with the Auditor but without the presence of management, about the quality of Midway’s accounting principles, internal controls and the completeness and accuracy of Midway’s financial statements.

20)	Request any officer or employee of Midway or Midway’s outside counsel or Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

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21)	Meet, to the extent it deems necessary or appropriate, with management, any internal auditor and the Auditor in separate executive sessions at least quarterly.

22)	Have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee.

23)	Make regular reports to the Board.

24)	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

25)	Annually review the Committee’s own performance.

26)	Provide an open avenue of communication among the Auditor, Midway’s financial and senior management and the Board.

27)	Not delegate, other than to one or more independent members of the Committee, the authority to pre-approve, which the Committee must ratify at its next meeting, non-audit services to be provided by the Auditor.

C.           Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Midway’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Auditor.

Approved by the Board of Directors on December 7, 2007.

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Schedule “B”
Resolutions Approving Creation of Preferred Shares

“RESOLVED THAT:

1.	The authorized share structure of the Company be altered by creating an unlimited number of Preferred shares without par value, issuable in series (the “Preferred Shares”).

2.	There be created and attached to the Preferred Shares as a class the special rights and restrictions set out in Part 25 of the Articles attached hereto as Exhibit “A”.

3.	The directors of the Company instruct its agents to file a Notice of Alteration to the Notice of Articles to reflect the creation of the Preferred Shares and the special rights and restrictions attached to the Preferred Shares.

4.	Notwithstanding that these resolutions have been duly passed by the shareholders, the directors of the Company be authorized, in their discretion, to determine at any time to delay or abandon the implementation of these resolutions without further approval of the shareholders of the Company.”

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Exhibit “A”
Special Rights and Restrictions

PART 25

SPECIAL RIGHTS AND RESTRICTIONS

ATTACHED TO PREFERRED SHARES

The Preferred Shares without par value of the Company (the “Preferred Shares”) shall have attached thereto the special rights and restrictions set forth in this PART 25.

25.1       Issuable in Series

(1)	The Preferred Shares may include one or more series.

(2)	Subject to the Business Corporations Act, the directors may from time to time, by resolution, if none of the Preferred Shares of any particular series are issued, alter these Articles and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following:

(a)	determine the maximum number of shares of any of those series of Preferred Shares that the Company is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (a) or otherwise in relation to a maximum number of those shares;

(b)	create an identifying name by which the shares of any of those series of Preferred Shares may be identified, or alter any identifying name created for those shares; and

(c)	attach special rights or restrictions to the shares of any of those series of Preferred Shares, including, but without limiting or restricting the generality of the foregoing, special rights or restrictions with respect to:

(i)	the rate, amount, method of calculation and payment of any dividends, whether cumulative, partly cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment is subject to change or adjustment in the future;

(ii)	any rights upon a dissolution, liquidation or winding-up of the Company or upon any other return of capital or distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

(iii)	any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights;

(iv)	any rights of conversion, exchange or reclassification and the terms and conditions of any such rights; and

(v)	any other special rights or restrictions, not inconsistent with these share provisions, attaching to such series of Preferred Shares.

(3)	No special rights or restrictions attached to any series of Preferred Shares shall confer upon the shares of such series a priority over the shares of any other series of Preferred Shares in respect of dividends or a return of capital in the event of the dissolution of the Company or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Preferred Shares to a return of capital. The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of dissolution or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Preferred Shares to a return of capital, rank on a parity with the shares of every other series.

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